COMPANY CONTACTS
Shiv Kapoor
Vice President, Strategic Planning & Investor Relations
702-835-6300
InvestorRelations@sppirx.com
Spectrum Pharmaceuticals Reports First Quarter 2016 Financial Results and Pipeline Update

•	SPI-2012 (eflapegrastim), a novel long-acting GCSF: A pivotal Phase 3 study was initiated and is currently enrolling patients with approximately 60 clinical sites open for enrollment in the U.S.

•	Poziotinib, a novel pan-HER inhibitor: A Phase 2 trial was initiated and is enrolling breast cancer patients who have failed other HER2-directed therapies.

•	Apaziquone for non-muscle invasive bladder cancer: FDA accepted NDA and assigned a PDFUA date of December 11, 2016.

•	EVOMELA™ (melphalan) for injection: Company recently launched the drug and early indicators are positive.

•	Q1 revenues were $43.9 million, including $35.2 million in product sales.

HENDERSON, Nevada - May 5, 2016 - Spectrum Pharmaceuticals, Inc. (NasdaqGS: SPPI), a biotechnology company with fully integrated commercial and drug development operations with a primary focus in Hematology and Oncology, announced today financial results for the three-month period ended March 31, 2016.

“We are pleased to report strong revenues in the first quarter and solid progress in our product pipeline,” said Rajesh C. Shrotriya, MD, Chairman and Chief Executive Officer of Spectrum Pharmaceuticals. “Spectrum now has six FDA approved drugs on the market, revenues from which continues to help fuel our pipeline. We initiated a Phase 3 trial for our lead pipeline drug SPI-2012 and now have approximately 60 U.S. sites open for enrollment. SPI-2012 has shown strong clinical data in Phase 2 studies and targets a multi-billion dollar market. We also initiated a Phase 2 trial for our breast cancer drug poziotinib, which we believe has the potential to be best in-class among small molecule HER2-directed therapies. Additionally, we expect a response from the FDA on the NDA for apaziquone later this year. We remain focused on these three programs, each of which we believe has the potential to transform the Company.”

Pipeline Update:

•
SPI-2012, a novel long-acting GCSF: A pivotal Phase 3 study was initiated in Q1 2016 to evaluate SPI-2012 as a treatment for chemotherapy-induced neutropenia in approximately 580 patients with breast cancer. Neutropenia, a possible side effect of chemotherapy, is a condition where the number of neutrophils or white blood cells are too low, and can lead to infection, hospitalization, and even death. The Phase 2 data demonstrated that SPI-2012 was non-inferior to pegfilgrastim at the middle dose tested, and statistically superior in terms of duration of severe neutropenia at the highest dose tested. SPI-2012 was also shown to have an acceptable safety profile with no significant dose-related or unexpected toxicities.

•
Poziotinib, a potential best-in-class, novel, pan-HER inhibitor: Spectrum initiated a Phase 2 breast cancer program in the U.S., based on promising Phase 1 efficacy data in breast cancer patients who had failed multiple other HER2-directed therapies. In addition, multiple Phase 2 studies are being conducted by Hanmi Pharmaceuticals and National OncoVenture in South Korea.

•
Apaziquone, a potent tumor-activated drug being investigated for non-muscle invasive bladder cancer: The FDA accepted the NDA and has given Spectrum a PDUFA date of December 11, 2016. The FDA also indicated that it plans to hold an advisory committee meeting regarding the NDA. The Company is actively enrolling an additional randomized, placebo-controlled Phase 3 trial under an SPA agreement. The Phase 3 study has been specifically designed to build on learnings from the previous studies, as well as recommendations from the FDA.

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

•
EVOMELA, a propylene-glycol free melphalan formulation: The FDA approved EVOMELA on March 10, 2016, two months ahead of the PDUFA date. Soon after, Spectrum launched EVOMELA with its existing sales force in a market estimated at approximately $100 million.

Three-Month Period Ended March 31, 2016 (All numbers are approximate)
GAAP Results
Total product sales were $35.2 million in the first quarter of 2016. Total product sales decreased 8.3% from $38.4 million in the first quarter of 2015.
Product sales in the first quarter included: FUSILEV® (levoleucovorin) net sales of $15.2 million, FOLOTYN® (pralatrexate injection) net sales of $13.3 million, ZEVALIN® (ibritumomab tiuxetan) net sales of $2.8 million, MARQIBO® (vinCRIStine sulfate LIPOSOME injection) net sales of $0.9 million and BELEODAQ® (belinostat for injection) net sales of $3.0 million.
Spectrum recorded net loss of $9.3 million, or $(0.14) per basic and diluted share in the three-month period ended March 31, 2016, compared to net loss of $25.6 million, or $(0.39) per basic and diluted share in the comparable period in 2015. Total research and development expenses were $15.5 million in the quarter, as compared to $15.9 million in the same period in 2015. Selling, general and administrative expenses were $22.0 million in the quarter, compared to $23.3 million in the same period in 2015.
Non-GAAP Results
Spectrum recorded non-GAAP net income of $0.3 million, or $0.01 per basic share and less than $0.01 per diluted share in the three-month period ended March 31, 2016, compared to non-GAAP net loss of $4.7 million, or $(0.07) per basic and diluted share in the comparable period in 2015. Non-GAAP research and development expenses were $13.0 million, as compared to $12.4 million in the same period of 2015. Non-GAAP selling, general and administrative expenses were $16.7 million, as compared to $22.9 million in the same period in 2015.
Conference Call
Thursday, May 5, 2016 @ 4:30 p.m. Eastern/1:30 p.m. Pacific
Domestic:     (877) 837-3910, Conference ID# 84912945
International:    (973) 796-5077, Conference ID# 84912945
This conference call will also be webcast. Listeners may access the webcast, which will be available on the investor relations page of Spectrum Pharmaceuticals' website: www.sppirx.com on May 5, 2016 at 4:30 p.m. Eastern/1:30 p.m. Pacific.
About Spectrum Pharmaceuticals, Inc.
Spectrum Pharmaceuticals is a leading biotechnology company focused on acquiring, developing, and commercializing drug products, with a primary focus in Hematology and Oncology. Spectrum currently markets six hematology/oncology drugs, and expects an FDA decision on another drug in the second half of 2016. Additionally, Spectrum's pipeline includes three drugs in advanced stages of clinical development that have the potential to transform the Company. Spectrum's strong track record for in-licensing and acquiring differentiated drugs, and expertise in clinical development have generated a robust, diversified, and growing pipeline of product candidates in advanced-stage Phase 2 and Phase 3 studies. More information on Spectrum is available at www.sppirx.com.

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

Forward-looking statement - This press release may contain forward-looking statements regarding future events and the future performance of Spectrum Pharmaceuticals that involve risks and uncertainties that could cause actual results to differ materially. These statements are based on management's current beliefs and expectations. These statements include, but are not limited to, statements that relate to our business and its future, including certain company milestones, Spectrum's ability to identify, acquire, develop and commercialize a broad and diverse pipeline of late-stage clinical and commercial products, leveraging the expertise of partners and employees around the world to assist us in the execution of our strategy, and any statements that relate to the intent, belief, plans or expectations of Spectrum or its management, or that are not a statement of historical fact. Risks that could cause actual results to differ include the possibility that our existing and new drug candidates may not prove safe or effective, the possibility that our existing and new applications to the FDA and other regulatory agencies may not receive approval in a timely manner or at all, the possibility that our existing and new drug candidates, if approved, may not be more effective, safer or more cost efficient than competing drugs, the possibility that our efforts to acquire or in-license and develop additional drug candidates may fail, our lack of sustained revenue history, our limited marketing experience, our dependence on third parties for clinical trials, manufacturing, distribution and quality control and other risks that are described in further detail in the Company's reports filed with the Securities and Exchange Commission. We do not plan to update any such forward-looking statements and expressly disclaim any duty to update the information contained in this press release except as required by law.

SPECTRUM PHARMACEUTICALS, INC.® is a registered trademark of Spectrum Pharmaceuticals, Inc and its affiliates. REDEFINING CANCER CARE™ and the Spectrum Pharmaceuticals logos are trademarks owned by Spectrum Pharmaceuticals, Inc. Any other trademarks are the property of their respective owners.

© 2016 Spectrum Pharmaceuticals, Inc. All Rights Reserved

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2016	2015
Revenues:
Product sales, net	$35,241	$38,413
License fees and service revenue	8,625	205
Total revenues	$43,866	$38,618
Operating costs and expenses:
Cost of product sales (excludes amortization and impairment charges of intangible assets)	5,604	7,071
Cost of service revenue	1,282	—
Selling, general and administrative	21,962	23,335
Research and development	15,462	15,851
Amortization and impairment charges of intangible assets	5,839	14,022
Total operating costs and expenses	50,149	60,279
Loss from operations	(6,283)	(21,661)
Other (expense) income:
Interest expense, net	(2,340)	(2,228)
Change in fair value of contingent consideration related to acquisitions	(1,042)	(500)
Other income (expense), net	278	(1,035)
Total other expenses	(3,104)	(3,763)
Loss before income taxes	(9,387)	(25,424)
Benefit (provision) for income taxes	66	(138)
Net loss	$(9,321)	$(25,562)
Net loss per share:
Basic and diluted	$(0.14)	$(0.39)
Weighted average shares outstanding:
Basic and diluted	65,597,261	64,880,677

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Condensed Consolidated Balance Sheets
(In thousands, expect per share and par value amounts)
(Unaudited)

	March 31, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$132,306	$139,741
Marketable securities	246	245
Accounts receivable, net of allowance for doubtful accounts of $15 and $120, respectively	19,248	30,384
Other receivables	15,175	12,572
Inventories	3,155	4,176
Prepaid expenses and other assets	2,352	3,507
Total current assets	172,482	190,625
Property and equipment, net of accumulated depreciation	810	918
Intangible assets, net of accumulated amortization and impairment charges	184,753	190,335
Goodwill	18,044	17,960
Other assets	25,304	19,211
Total assets	$401,393	$419,049
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and other accrued liabilities	$47,503	$56,539
Accrued payroll and benefits	4,555	8,188
Deferred revenue	1,312	6,130
Drug development liability	156	259
Acquisition-related contingent obligations	6,000	5,227
Total current liabilities	59,526	76,343
Drug development liability, less current portion	14,354	14,427
Deferred revenue, less current portion	1,596	383
Acquisition-related contingent obligations, less current portion	1,708	1,439
Deferred tax liability	6,849	6,779
Other long-term liabilities	8,109	7,444
Convertible senior notes	100,933	99,377
Total liabilities	193,075	206,192
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized:	—	—
Series B junior participating preferred stock, $0.001 par value; 1,500,000 shares authorized; no shares issued and outstanding	—	—
Series E Convertible Voting Preferred Stock, $0.001 par value and $10,000 stated value; 2,000 shares authorized; 20 shares issued and outstanding at March 31, 2016 and December 31, 2015, respectively (convertible into 40,000 shares of common stock, with aggregate liquidation value of $240)	123	123
Common stock, $0.001 par value; 175,000,000 shares authorized; 68,942,042 and 68,228,935 shares issued and outstanding at March 31, 2016 and December 31, 2015, respectively	68	68
Additional paid-in capital	555,056	552,108
Accumulated other comprehensive loss	(3,485)	(5,319)
Accumulated deficit	(343,444)	(334,123)
Total stockholders’ equity	208,318	212,857
Total liabilities and stockholders’ equity	$401,393	$419,049

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

Non-GAAP Financial Measures

In this press release, Spectrum reports certain historical and expected non-GAAP results. Non-GAAP financial measures are reconciled to the most directly comparable GAAP financial measure in the tables of this press release and the accompanying footnotes. The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the below table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the Company's on-going core operating performance.

Management uses non-GAAP net income (loss) in its evaluation of the Company's core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. Management believes that providing these non-GAAP financial measures allows investors to view the Company's financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the Company's business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies.

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Reconciliation of Non-GAAP Adjustments for Condensed Consolidated Statements of Operations
(In thousands, expect per share amounts)
(Unaudited)

	Three months ended March 31,
	2016	2015
GAAP product sales, net & license fees and service revenue	$43,866	$38,618
Non GAAP adjustments to product sales, net & license fees and service revenue:	(6,000)	—
Total adjustments to product sales, net & license fees and service revenue	(6,000)	—
Non-GAAP product sales & license and contract revenue	37,866	38,618
GAAP cost of product sales (excludes amortization and impairment of intangible assets)	5,604	7,071
Non-GAAP adjustments to cost of product sales	—	—
Non-GAAP cost of product sales (excludes amortization and impairment of intangible assets)	5,604	7,071
GAAP cost of service revenue	1,282	—
Non-GAAP adjustments to cost of service revenue	—	—
Non-GAAP cost of service revenue	1,282	—
GAAP selling, general and administrative expenses	21,962	23,335
Non GAAP adjustments to SG&A:
Stock-based compensation	(2,769)	(2,029)
Litigation expenses	(2,295)	1,797
Depreciation expense	(166)	(168)
Total adjustments to SG&A	(5,230)	(400)
Non-GAAP selling, general and administrative	16,732	22,935
GAAP research and development	15,462	15,851
Non-GAAP adjustments to R&D:
Stock-based compensation	(407)	(433)
Depreciation expense	(3)	(3)
Other R&D milestone payments	(2,056)	(3,000)
Total adjustments to R&D	(2,466)	(3,436)
Non-GAAP research and development	12,996	12,415
GAAP amortization and impairment of intangible assets	5,839	14,022
Non-GAAP adjustments to amortization and impairment charges of intangible assets:
Amortization expense	(5,839)	(6,862)
Impairment of FUSILEV distribution rights	—	(7,160)
Total adjustments to amortization and impairment charges of intangible assets	(5,839)	(14,022)
Non-GAAP amortization and impairment of intangibles	—	—
GAAP loss from operations	(6,283)	(21,661)
Non-GAAP adjustments to loss from operations	7,535	17,858
Non-GAAP income (loss) from operations	1,252	(3,803)
GAAP total other (expenses) income, net	(3,104)	(3,763)
Market-to-market of contingent consideration	1,042	501
(Gain) Loss on foreign currency exchange	(227)	1,145
Accretion of discount on 2018 Convertible Notes	1,385	1,270
Total adjustments to other (expenses) income, net	2,200	2,916
Non-GAAP total other expenses, net	(904)	(847)
GAAP benefit (provision) for income taxes	66	(138)
Adjustment to benefit (provision) for income taxes	(66)	138
Non-GAAP benefit (provision) for income taxes	—	—
GAAP net loss	(9,321)	(25,562)
Total non-GAAP adjustments	9,669	20,912
Non-GAAP net loss	$348	$(4,650)
Non-GAAP loss per share:
Basic	$0.01	$(0.07)
Diluted	$0.00	$(0.07)
Weighted average shares outstanding:
Basic	65,597,261	64,880,677
Diluted	80,613,907	64,880,677

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI